                                                                  Exhibits 10.80

                                                               EXECUTION VERSION

                    REAFFIRMATION OF GUARANTIES AND MORTGAGES

     This Reaffirmation is dated as of the 22nd day of December, 2004, by and among the Pokagon Properties, LLC, a Delaware limited liability company ("PPLLC") and Filbert Land Development, LLC, an Indiana limited liability company ("Filbert" and together with PPLLC, collectively the "Band Designees") and Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company ("Lakes"):

                                   WITNESSETH:

     WHEREAS, the Band and Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc. ("Lakes Entertainment") previously entered into a Development Agreement dated as of July 8, 1999, as assigned by Lakes Entertainment to Lakes pursuant to that certain Assignment and Assumption Agreement dated October 16, 2000, by and among the Band, Lakes Entertainment and Lakes, and as amended and restated by that certain First Amended and Restated Development Agreement dated October 16, 2000 by and between the Band and Lakes, and as amended and restated by that certain Second Amended and Restated Development Agreement dated as of December 22, 2004 by and between the Band and Lakes (collectively and as heretofore and hereafter amended, the "Development Agreement"), pursuant to which the Band has engaged Lakes to, among other things, assist the Band in the design, development, construction and management of the Facility; and

     WHEREAS, Article 2 of the Development Agreement provides, among other things, that Lakes shall finance the acquisition of all parcels of land comprising the Gaming Site and the Non-Gaming Lands through the making of advances (a) under the Lakes Note for the acquisition of each parcel of land constituting the Gaming Site (all such advances, whether heretofore or hereafter made, shall be collectively referred to as the "Gaming Site Advances"), and (b) under the Non-Gaming Land Acquisition Line of Credit for each parcel of land constituting the Non-Gaming Lands (all such advances, whether heretofore or hereafter made, shall be collectively referred to as the "Non-Gaming Land Advances" and together with all Gaming Site Advances shall be collectively referred to as the "Advances"); and

     WHEREAS, as further provided in Article 2 of the Development Agreement, all of the Gaming Site Advances and the Non-Gaming Land Advances are to be secured by mortgages in favor of Lakes on the related parcels of land constituting the Gaming Site and the Non-Gaming Lands; and

     WHEREAS, the Band, with the consent of Lakes, has formed and may hereafter form certain related entities known as "Band Designees", including but not limited to PPLLC and Filbert, for the purpose of, at Band's option, acquiring title to all or a portion of the Gaming Site and all or a portion of the Non-Gaming Lands; and

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     WHEREAS, each of the Advances (to the extent made in connection with any
Band Designee's acquisition of Gaming Site or Non-Gaming Land parcels) will be made available by the Band to the Band Designee for the purpose of paying all costs associated with the acquisition of the parcels of land constituting the Gaming Site and the Non-Gaming Lands; and

     WHEREAS, Lakes has required and will be requiring each Band Designee to execute and deliver to Lakes certain Band Designee Guaranties and Band Designee Mortgages (as each of such terms are defined in the Development Agreement) and amendments thereto from time to time, including without limitation the Band Designee Guaranties and Band Designee Mortgages described on Exhibit A attached hereto, in connection with each acquisition of parcels of land related to the Gaming Site and the Non-Gaming Lands, all as a condition precedent to the making of such Advances; and

     WHEREAS, in connection with the execution of the Second Amended and Restated Development Agreement, Lakes requires each of the Band Designees to reaffirm the Band Designee Guaranties and Band Designee Mortgages and the Band Designees desire to reaffirm each of the Band Designee Guaranties and Band Designee Mortgages pursuant to the terms hereof.

     NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, and as an inducement to the Lakes to make the Advances to the Band and to execute the Second Amended and Restated Development Agreement, each of the Band Designees agrees as follows:

     1. Recitals True. The above recitals are true.

     2. Definitions. Capitalized terms used but not otherwise defined herein and defined in the Development Agreement, the Band Designee Guaranties or the Band Designee Mortgages, as applicable, shall have the same meaning herein as therein.

     3. Consent and Reaffirmation. Each Band Designee hereby (i) acknowledges receipt of a copy, and consents to the execution and delivery by the Band, of the Second Amended and Restated Development Agreement and each of the other Transaction Documents (as defined in the such Second Amended and Restated Development Agreement and including, without limitation, each of the documents and agreements referenced in Section 15.17 thereof), and further consents to each of the terms and provisions set forth therein, and (ii) represents, warrants and confirms that each of the Band Designee Guaranties and Band Designee Mortgages executed by it remains in full force and effect in accordance with its original terms.

        [The remainder of this page has been intentionally left blank.]


                                       2

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Dated as of December 22, 2004

                                        POKAGON PROPERTIES, LLC, A DELAWARE
                                        LIMITED LIABILITY COMPANY

                                        By: Pokagon Band of Potawatomi Indians
                                        Its: Member


                                        By: /s/ John Miller
                                            ------------------------------------
                                            John Miller
                                        Its: Chairman

                                        And


                                        By: /s/ Daniel Rapp
                                            ------------------------------------
                                            Daniel Rapp
                                        Its: Secretary


                                        FILBERT LAND DEVELOPMENT, LLC,
                                        AN INDIANA LIMITED LIABILITY COMPANY

                                        By: Pokagon Band of Potawatomi Indians
                                        Its: Member


                                        By: /s/ John Miller
                                            ------------------------------------
                                            John Miller
                                        Its: Chairman

                                        And


                                        By: /s/ Daniel Rapp
                                            ------------------------------------
                                            Daniel Rapp
                                        Its: Secretary


                                        3

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                                    EXHIBIT A

               SCHEDULE OF BAND DESIGNEE MORTGAGES AND GUARANTIES

I.   SCHEDULE OF MORTGAGES

     A.   BERRIEN COUNTY, MICHIGAN MORTGAGES:

          1. Pokagon Properties, LLC executed and delivered to Lakes Gaming, Inc. that certain Mortgage dated March 9, 2000 which Mortgage was recorded on March 24, 2000 in Liber 2040, Page 1032, Berrien County Register of Deeds ("Berrien Mortgage").

          2. The Berrien Mortgage was amended by that certain Amendment to Mortgage dated April 20, 2000 which Amendment was recorded on April 28, 2000 in Liber 2047, Page 1205, Berrien County Register of Deeds.

          3. The Berrien Mortgage was further amended by that certain Second Amendment to Mortgage dated May 9, 2000 which Second Amendment was recorded on May 18, 2000 in Liber 2052, Page 959, Berrien County Register of Deeds.

          4. The Berrien Mortgage was further amended by that certain Third Amendment to Mortgage dated June 8, 2000 which Third Amendment was recorded on July 11, 2000 in Liber 2063, Page 1512 and Page 1520, Berrien County Register of Deeds.

     B.   VAN BUREN COUNTY, MICHIGAN MORTGAGES:

          1. Pokagon Properties, LLC executed and delivered to Lakes Gaming, Inc. that certain Mortgage dated March 9, 2000 which Mortgage was recorded on March 28, 2000 in Liber 1287, Page 0547, Van Buren County Register of Deeds ("Van Buren Mortgage").

          2. The Van Buren Mortgage was amended by that certain Amendment to Mortgage dated July 17, 2000 which Amendment was recorded on September 14, 2000 in Liber 1314, Page 0854, Van Buren County Register of Deeds.

          3. The Van Buren Mortgage was further amended by that certain Second Amendment to Mortgage dated November 14, 2000 by Pokagon Properties, LLC and Great Lakes Gaming of Michigan, LLC which Amendment was recorded on May 1, 2001 in Book 1330 at Page 960, Van Buren County Register of Deeds.

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          C.   CASS COUNTY, MICHIGAN MORTGAGES:

          1. Pokagon Properties, LLC executed and delivered to Lakes Gaming, Inc. that certain Mortgage dated September 25, 2000 which Mortgage was recorded on October 18, 2000 in Liber 00747, Page 0159, Cass County Register of Deeds ("Cass Mortgage").

          2. The Cass Mortgage was amended by that certain Amendment to Mortgage by Pokagon Properties, LLC and Great Lakes Gaming of Michigan, LLC dated November 14, 2000 which Amendment was recorded on January 8, 2001 in Liber 00754, Page 0511, Cass County Register of Deeds.

          3. The Cass Mortgage was further amended by that certain Second Amendment to Mortgage by Pokagon Properties, LLC and Great Lakes Gaming of Michigan, LLC dated December 14, 2000 which Amendment was recorded on April 30, 2001 in Liber 00766, Page 1137, Cass County Register of Deeds.

          4. The Cass Mortgage was further amended by that certain Third Amendment to Mortgage by Pokagon Properties, LLC and Great Lakes Gaming of Michigan, LLC dated February 7, 2001 which Amendment was recorded on April 30, 2001 in Liber 00766, Page 1172, Cass County Register of Deeds.

          5. The Cass Mortgage was further amended by that certain Fourth Amendment to Mortgage by Pokagon Properties, LLC and Great Lakes Gaming of Michigan, LLC dated April 30, 2001 which Amendment was recorded on June 8, 2001 in Liber 00772, Page 1074, Cass County Register of Deeds.

          6. A Partial Discharge of the Cass Mortgage, dated October 7, 2003, was executed by Great Lakes Gaming of Michigan, LLC, which Partial Discharge of Mortgage was recorded on December 29, 2003, in Liber 00974, pp. 0907 and 0908, Cass County Register of Deeds.

II.  BAND DESIGNEE GUARANTIES

     A.   FILBERT LAND DEVELOPMENT, LLC ("FILBERT")

          1. Filbert executed and delivered to Great Lakes Gaming of Michigan, LLC that certain Guaranty dated February 28, 2001.

     B.   POKAGON PROPERTIES, LLC ("POKAGON")

          1. Pokagon executed and delivered to Lakes Gaming, Inc. that certain Guaranty dated March 9, 2000 ("Pokagon Guaranty").

          2. Lakes Gaming, Inc.'s rights and obligations under the Pokagon Guaranty were assigned to Great Lakes of Michigan, LLC pursuant to that certain Assignment and Assumption Agreement dated October 16, 2000 by and among Great Lakes of Michigan, LLC, Lakes Gaming, Inc. and the Pokagon Band of Potawatomi Indians.

          ** Lakes Gaming, Inc. assigned its right, title and interest in these Mortgages to Great Lakes of Michigan, LLC by Assignment of Mortgage ("Assignment") dated October 16, 2000 which Assignment was recorded January 17, 2001 in Book 1324, Page 529, Van Buren County Register of Deeds and recorded February 1, 2001 in Liber 2106, Page 21, Berrien County Register of Deeds and recorded January 5, 2001 in Liber 00754, Page 0186, Cass County Register of Deeds. On November 27, 2000, Great Lakes of Michigan, LLC changed its name to Great Lakes Gaming of Michigan, LLC.